EATON VANCE
                                   TAX-MANAGED
                            INTERNATIONAL GROWTH FUND

                            Supplement to Prospectus
                               dated March 1, 2004


On May 14, 2004 the shareholders of the Fund and the interestholders of the Portfolio approved an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between BMR and Eagle Global Advisors, L.L.C. ("Eagle"). Edward R. Allen, III and Thomas N. Hunt, III will serve as portfolio managers of the Portfolio effective May 17, 2004. Messrs. Allen and Hunt are each partners of Eagle and have been with the firm since its inception in 1996.

Pursuant to the Sub-Advisory Agreement, BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Eagle, a registered investment adviser, provides advisory services to institutional and high net worth individuals. Eagle's address is 5847 San Felipe, Suite 930, Houston, TX 77057.

Effective May 17, 2004, the Fund and Portfolio will change their names to Eaton Vance Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio and each will adopt a policy to invest at least 80% of net assets in equity securities.


May 14, 2004                                                           TMCOMBPS1